SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 21, 2004
(Date of earliest event reported)

FIBERSTARS, INC.
(Exact name of registrant as specified in its charter)

California	0-24230	94-3021850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44259 Nobel Drive, Fremont, California 94538
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 490-0719

Item 12.     Results of Operations and Financial Condition.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

On July 21, 2004, Fiberstars, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the earnings release is furnished herewith as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBERSTARS, INC.

Date: July 21, 2004	By:	/s/ Robert A. Connors
Name: Robert A. Connors
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number   Description

99.1               Press release dated July 21, 2004 announcing first quarter 2004 results.